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                               RETAIL CLASSES OF

                               AIM BLUE CHIP FUND
                                AIM CHARTER FUND
                              AIM WEINGARTEN FUND
                             AIM CONSTELLATION FUND
                           AIM AGGRESSIVE GROWTH FUND
                          AIM CAPITAL DEVELOPMENT FUND

                             (Series Portfolios of
                             AIM EQUITY FUNDS, INC.

                    Supplement dated November 5, 1996 to the
                      Statement of Additional Information
                            dated September 23, 1996


This Supplement replaces in its entirety the "Supplement dated November 5, 1996 to the Statement of Additional Information dated September 23, 1996."

The paragraph under the caption "MISCELLANEOUS - Legal Matters" on page 47 is revised to read in its entirety as follows:

     "The validity of the issuance of the shares of common stock offered hereby is being passed upon by Ballard Spahr Andrews & Ingersoll, 1735 Market Street, Philadelphia, Pennsylvania.

     On October 25, 1996 a shareholder of Aggressive Growth filed a lawsuit in United States District Court, Southern District of Texas, against the Company, AIM, AIM Distributors, the directors and certain officers of Aggressive Growth, and the portfolio managers of Aggressive Growth. The action was instituted under Section 36(b) of the Investment Company Act of 1940 and seeks to recover damages allegedly suffered by Aggressive Growth in connection with fees paid for marketing and shareholder services after Aggressive Growth was closed to new investors."